UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2008

BIOSHAFT WATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52393

(Commission File Number)

98-0494003

(IRS Employer Identification No.)

Spectrum Technology Centre, 184 Technology Drive, Suite 201, Irvine CA 92618

(Address of principal executive offices and Zip Code)

(949) 748-8050

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 12, 2008, we issued a News Release announcing that our licensee FPS had submitted a bid to provide seven waste water treatment plans for Kharafi Nation’s housing project in Dubai.

Established in 1976, Kharafi National is a leading developer, contractor and real estate management services provider in the Middle East. Kharafi National has an annual turnover approaching US$1 billion and a multi-national workforce of over 25,000.

The contract is for seven plants each with a capacity of 633,000 gallons per day per plant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release dated June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSHAFT WATER TECHNOLOGY, INC.

By: /s/ Rafeh Hulays

Name: Rafeh Hulays

Title:	Chief Financial Officer, Secretary and Treasurer

Dated: August 5, 2008

CW1940957.1